Franklin BSP Realty Trust Third Quarter 2026 Supplemental Information

B E N E F I T S T R E E T P A R T N E R S 2 Important Information The information herein relates to the Company’s business and financial information as of September 30, 2026 and does not reflect subsequent developments. Risk Factors Investing in and owning our common stock involves a high degree of risk. For a discussion of these risks, see the section entitled “Risk Factors” in our Annual Report on Form 10- K filed with the SEC on February 25, 2026, and the risk disclosures in our subsequent periodic reports filed with the SEC, including our Quarterly Report on Form 10-Q for the quarter ended September 30, 2026. Forward-Looking Statements Certain statements included in this presentation are forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of Franklin BSP Realty Trust, Inc. (“FBRT” or the “Company”) and may include the assumptions on which such statements are based, and generally are identified by the use of words such as "may," "will," "seeks," "anticipates," "believes," "estimates," "expects," "plans," "intends," "should" or similar expressions. Actual results may differ materially from those contemplated by such forward-looking statements. Factors that could cause actual outcomes to differ materially from our forward-looking statements include macroeconomic factors in the United States including inflation, changing interest rates and economic contraction, impairments in the value of real estate property securing our loans or that we own, the extent of any recoveries on delinquent loans, and the financial stability of our borrowers, and the other factors set forth in the risk factors section of our most recent Form 10-K and Form 10-Q. The extent to which these factors impact us and our borrowers will depend on future developments, which are highly uncertain and cannot be predicted with confidence. Further, forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as required by law. Additional Important Information The summary information provided in this presentation does not purport to be complete and no obligation to update or otherwise revise such information is being assumed. Nothing shall be relied upon as a promise or representation as to the future performance of the Company. This summary is not an offer to sell securities and is not soliciting an offer to buy securities in any jurisdiction where the offer or sale is not permitted. This summary is not advice, a recommendation or an offer to enter into any transaction with us or any of our affiliated funds. There is no guarantee that any of the goals, targets or objectives described in this summary will be achieved. The information contained herein is not intended to provide, and should not be relied upon for, accounting, legal, ERISA or tax advice or investment recommendations. Investors should also seek advice from their own independent tax, accounting, financial, ERISA, investment and legal advisors to properly assess the merits and risks associated with their investment in light of their own financial condition and other circumstances. The information contained herein is qualified in its entirety by reference to our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q. You may obtain a copy of the most recent Annual Report or Quarterly Report by calling (844) 785-4393 and/or visiting www.fbrtreit.com. This presentation contains information regarding FBRT’s financial results that is calculated and presented on the basis of methodologies other than in accordance with accounting principles generally accepted in the United States (“GAAP”), including Distributable Earnings. Please refer to the appendix for the reconciliation of the applicable GAAP financial measures to non-GAAP financial measures. PAST PERFORMANCE IS NOT A GUARANTEE OR INDICATIVE OF FUTURE RESULTS. INVESTMENTS INVOLVE SIGNIFICANT RISKS, INCLUDING LOSS OF THE ENTIRE INVESTMENT. There is no guarantee that any of the estimates, targets or projections illustrated in this summary will be achieved. Any references herein to any of the Company’s past or present investments, portfolio characteristics, or performance, have been provided for illustrative purposes only. It should not be assumed that these investments were or will be profitable or that any future investments will be profitable or will equal the performance of these investments. There can be no guarantee that the investment objective of the Company will be achieved. Any investment entails a risk of loss. An investor could lose all or substantially all of his or her investment. Please refer to our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q for a more complete list of risk factors. The following slides contain summaries of certain financial information about the Company. The information contained in this presentation is summary information that is intended to be considered in the context of our filings with the Securities and Exchange Commission and other public announcements that we may make, by press release or otherwise, from time to time.

FBRT 3Q 2026 Financial Update

FBRT 3Q 2026 Financial Update

# 3Q 2026 Highlights

| | |
|---|---|
| **Earnings** | • GAAP net loss of **($27.0) million** or **($0.41)** per diluted common share or **($0.36)** per fully converted share [1]<br>• Distributable Earnings [2] of **$3.3 million** or **($0.02)** per fully converted share [1]<br>• Distributable Earnings before realized losses [2] of **$25.8 million** or **$0.24** per fully converted share [1]<br>• Declared a Q3 2026 cash dividend of **$0.20** per share, representing an annualized yield of 5.6% on fully converted book value per share [1]<br>• Generated an annualized **6.2%** total economic return during the quarter, reflecting a $0.02 increase in fully converted book value per share and $0.20 per share dividend |
| **Capitalization** | • Fully converted book value per share is **$14.26** vs. $14.24 in Q2 2026 [1]. Adjusted fully converted book value per share is **$15.13** vs. $14.74 in Q2 2026 [1] [3]<br>• Net debt to equity is **2.7x;** recourse net debt to equity is **0.7x**<br>• **81%** of financing sources are non-mark-to-market on our core book<br>• **$407 million** of liquidity of which $101 million is cash and $10 million is CLO reinvest/ramp available [4]<br>• Repurchased **$60.5 million** of common stock with a weighted average price of $8.14, which resulted in **$0.55** of accretion to fully converted book value per share [1] |
| **Investments** | • **Core Portfolio:** Principal balance totaled $4.1 billion following $406 million of loan repayments, with $249 million of new loan commitments and $285 million of total fundings during the quarter<br>• **Agency Business:** Originated **$670 million** of new loan commitments under programs with Fannie Mae, Freddie Mac, and HUD |
| **Portfolio** | • **Core Portfolio** of **175** CRE loans and **$4.1 billion** of principal balance, average size of $23 million and 83% multifamily. Three assets were removed from the watch list. Thirteen assets with a principal balance of **$334 million** remain on the watch list, seven of which are risk rated a five and six of which are risk rated a four<br>• **REO portfolio** of ten foreclosure assets (vs. six in Q2 2026) totaling **$339 million** and one investment real estate owned position of **$114 million** |

1. Fully Converted assumes conversion of our series of convertible preferred stock and Class A units in FBRT OP LLC, our operating partnership ("OP Units"), along with full vesting of our outstanding equity compensation awards.
2. Please see appendix for GAAP net income to Distributable Earnings calculation.
3. Excludes the impact of accumulated depreciation and amortization of real property and includes the impact of the fair value of our MSRs over their carrying value. Please see appendix for GAAP book value to adjusted book value calculation.
4. Cash excludes restricted cash. Total liquidity amount includes the cash available we can invest at a market advance rate utilizing our available capacity on financing lines.

BENEFIT STREET PARTNERS 4

FBRT 3Q 2026 Financial Update

# Financial Highlights

| Income Statement | |
|---|---|
| Net interest income [1] | $23.8 |
| Operating expenses [1], [2] | (16.1) |
| (Provision) / Benefit for credit loss [1] | (37.7) |
| NewPoint net income (loss) | 0.2 |
| Other income/(loss) [1] | 2.8 |
| **GAAP net income (loss)** | **($27.0)** |
| NewPoint adjustments to GAAP net income (loss) [3] | 10.9 |
| Other adjustments to GAAP net income (loss) [3] | 41.9 |
| **Distributable Earnings before realized gain/(loss)** [3] | **$25.8** |
| Realized gain/(loss) adjustments to GAAP net income (loss) [3] | (22.5) |
| **Distributable Earnings** [3] | **$3.3** |

| | |
|---|---|
| GAAP net income (loss) per share, fully converted [4] | ($0.36) |
| GAAP return on common equity | (10.1%) |
| GAAP dividend coverage, fully converted [3], [4] | (180.8%) |

| | |
|---|---|
| **Distributable Earnings per share, fully converted** [3], [4] | **($0.02)** |
| **Distributable Earnings return on common equity** [3] | **(0.5%)** |
| **Distributable Earnings dividend coverage, fully converted** [3], [4] | **(9.6%)** |
| **Distributable Earnings per share before realized gain/(loss), fully converted** [3], [4] | **$0.24** |
| **Distributable Earnings return on common equity before realized gain/(loss)** [3] | **6.6%** |
| **Distributable Earnings dividend coverage before realized gain/(loss), fully converted** [3], [4] | **118.7%** |

| | |
|---|---|
| **Total Economic Return** | **6.2%** |
| Dividend per share | $0.200 |
| Dividend per share yield on book value | 5.6% |

| Balance Sheet - Assets (End of Quarter) | |
|---|---|
| Total core portfolio | $3,967.6 |
| Variable interest entities assets, at fair value | 521.3 |
| Loans held-for-sale | 373.2 |
| Total real estate securities | - |
| Mortgage servicing rights | 201.2 |
| Cash and restricted cash | 119.6 |
| Real estate owned | 458.5 |
| Other assets | 383.7 |
| **Total assets** | **$6,025.1** |

| Balance Sheet - Debt & Equity | |
|---|---|
| Collateralized loan obligations | $2,856.9 |
| Warehouse - Core | 480.8 |
| Warehouse - NewPoint | 357.1 |
| Repo - securities | 39.5 |
| Asset specific financings | 37.1 |
| Unsecured debt | 161.4 |
| **Total debt** | **$3,932.8** |
| Preferred equity [5] | 348.5 |
| Common stock/retained earnings [6] | 1,093.6 |
| **Total equity** [5], [6] | **$1,442.1** |
| **Book value per share, fully converted** [4] | **$14.26** |

| | |
|---|---|
| **Net debt/total equity** | **2.66x** |
| **Net debt/total equity ex. NewPoint** | **2.41x** |
| **Recourse net debt/total equity** | **0.68x** |

Note: All numbers in millions except per share and share data.

1. Excludes NewPoint.
2. Does not include real estate owned operating income which is reported under Other income / (loss).
3. Please see appendix for the detail on the adjustments from GAAP net income to Distributable Earnings.
4. Fully Converted assumes conversion of our series of convertible preferred stock and OP Units along with full vesting of our outstanding equity compensation awards.
5. Includes $90 million of preferred equity that converts to common equity on 1/21/28, subject to the holder's right to accelerate the conversion. These amounts are reflected as temporary equity on the consolidated balance sheets. The remaining $259 million of preferred equity represents the Series E preferred, which is not convertible into common equity.
6. Includes non-controlling interest.

BENEFIT STREET PARTNERS 5

B E N E F I T S T R E E T P A R T N E R S 6 $17.9 $13.5 $28.3 $3.3 4Q'25 1Q'26 2Q'26 3Q'26 $25.9 (2) $25.8 (2) $27.7 (2) $30.2 (2) Earnings & Distributions Note: All numbers in millions except per share data. 1. Please see appendix for the detail on the adjustments from GAAP net income to Distributable Earnings. 2. Distributable earnings before realized gain/(loss). 3. Fully Converted assumes conversion of our series of convertible preferred stock and OP Units along with full vesting of our outstanding equity compensation awards. FBRT 3Q 2026 Financial Update Distributable Earnings ($M) (1) GAAP Net Income (Loss) ($M) $18.4 $12.3 $16.3 ($27.0) 4Q'25 1Q'26 2Q'26 3Q'26 4Q'25 1Q'26 2Q'26 3Q'26 $0.355 $0.200 $0.200 $0.200 Dividend per share $0.12 $0.09 $0.25 ($0.02) Distributable earnings per share, fully converted (1), (3) $0.22 $0.22 $0.28 $0.24 Distributable earnings per share before realized gain/(loss), fully converted (1), (3) 34% 45% 127% (10%) Distributable dividend coverage, fully converted (1), (3) 63% 110% 138% 119% Distributable dividend coverage before realized gain/(loss), fully converted (1), (3)

B E N E F I T S T R E E T P A R T N E R S 7 Core Net Fundings Note: All numbers in millions. 1. Includes full paydowns, dispositions, partial paydowns, non-REO related charge-offs and amortization. 2. Includes REO related charge-offs. FBRT 3Q 2026 Financial Update 3Q 2026 ($M) YTD 2026 ($M) $248 $38 ($406) $4,343 ($171) $4,052 2Q26 Loans Outstanding Fundings on New Loans Fundings on Existing Loans Repayments¹ REO/ Foreclosures² 3Q26 Loans Outstanding $875 $154 ($1,186) ($227) $4,436 $4,052 4Q25 Loans Outstanding Fundings on New Loans Fundings on Existing Loans Repayments¹ REO/ Foreclosures² 3Q26 Loans Outstanding Total Commitment of $884M Total Commitment of $249M

B E N E F I T S T R E E T P A R T N E R S 8 Collateralized Loan Obligations, 73% Warehouse, 21% Unsecured Debt, 4% Repo - Securities, 1% Asset Specific Financings, 1% Capitalization Overview 1. On our core book (excluding repo-securities and NewPoint), 81% of financings are non-mark-to-market. 2. Net leverage represents (i) total outstanding borrowings under secured financing arrangements, including collateralized loan obligations, repurchase agreements - commercial mortgage loans, repurchase agreements - real estate securities, asset-specific financing arrangements, and unsecured debt, less cash and cash equivalents, to (ii) total equity and total redeemable convertible preferred stock, at period end. Recourse net leverage excludes collateralized loan obligations. FBRT 3Q 2026 Financial Update Financing Sources (1) Net Leverage (2) Average cost of debt, including financing costs, was 6.1% in 3Q26 vs. 6.2% in 2Q26 0.68x 2.66x 0.00x 0.50x 1.00x 1.50x 2.00x 2.50x 3.00x Recourse Net Leverage Total Net Leverage

B E N E F I T S T R E E T P A R T N E R S 9 Financing Lines Note: Amounts are rounded to the nearest million and may not sum due to rounding. 1. Outstanding balance as of September 30, 2026 and net of tranches held by FBRT. 2. Cost of debt is shown before discount and transaction costs. 3. Capacity for loans. Excludes bond repurchase agreements. FBRT 3Q 2026 Financial Update CLOs Warehouse/Revolver/Other CLO Name Debt Amount(1) Reinvest End Date Cost of Debt(2) BSPRT 2023-FL10 $267 million Ended S + 3.14% BSPRT 2024-FL11 $886 million 10/8/27 S + 1.99% BSPRT 2025-FL12 $947 million 5/8/28 S + 1.61% BSPRT 2026-FL13 $778 million 11/10/28 S + 1.76% Total $2,879 million CLO reinvestment available $10 million Repo – Securities (outstanding) $39 million Name Capacity (3) JP Morgan $750 million Barclays (Warehouse) $500 million Atlas SP Partners $350 million Wells Fargo $250 million Goldman Sachs $250 million Morgan Stanley $150 million BAML WH Line of Credit (NewPoint) $450 million Fifth Third WH Line of Credit (NewPoint) $400 million Fifth Third Line of Credit (NewPoint) $125 million JPM WH Line of Credit (NewPoint) $700 million PNC WH Line of Credit (NewPoint) $500 million ASAP WH Line of Credit (NewPoint) $100 million Total $4,525 million

FBRT 3Q 2026 Financial Update

# Liquidity

## Liquidity ($M)


$101
$10
$296
$407
Unrestricted Cash
CLO Reinvestment Available
Financing Available & In Progress[1]
Total Liquidity

1. Represents cash available at 9/30/2026 that we can invest at a market advance rate utilizing our available capacity on financing lines.

BENEFIT STREET PARTNERS 10

B E N E F I T S T R E E T P A R T N E R S 11 NewPoint Financial Highlights Note: All numbers in millions. 1. Based on final purchase price of $410 million. FBRT 3Q 2026 Financial Update Income Statement Volume UPB Count Net interest income $0.5 Q3 2026 Total $670.4 36 Gain / (loss) on sales 19.8 Mortgage servicing rights 8.7 Mortgage servicing rights amortization, impairments & payoffs (9.7) Servicing and ancillary fees 13.1 Servicing interest on escrows 8.2 Other income (3.2) Total Revenues $37.4 Operating expenses (33.1) Taxes 1.4 CECL (5.4) Other (0.1) GAAP net income (loss) $0.2 Mortgage servicing rights (8.7) Mortgage servicing rights amortization, impairments & payoffs 9.7 Fair value adjustments on equity investments 3.8 Other adjustments 6.2 Distributable Earnings before realized gain/(loss) $11.2 Realized gain/(loss) adjustments to GAAP net income (loss) (0.2) Distributable Earnings $11.0 ROE GAAP return on equity (1) 0.2% Distributable Earnings before realized gain/(loss) return on equity (1) 10.9% Distributable Earnings return on equity (1) 10.7%

B E N E F I T S T R E E T P A R T N E R S 12 MSR Rollforward MSR Value on Commitments (1) Total MSR Value Ending balance at 6/30 $205.5 $4.8 $210.3 OMSR - new commitments - 8.7 8.7 OMSR - moved at settlement 5.4 (5.4) - Amortization, impairments & payoffs (9.7) - (9.7) Ending Balance at 9/30 $201.2 $8.1 $209.3 Servicing Book Rollforward Product Type 6/30 UPB Change 9/30 UPB Fannie $7,935 $20 $7,955 Freddie 9,074 267 9,342 Ginnie 5,268 227 5,495 Bridge 401 (39) 361 Affordable 481 50 532 Benefit Street Partners (2) 10,909 723 11,632 Private Label 25,770 200 25,970 Total $59,838 $1,448 $61,287 Agency/FHA $22,278 $514 $22,791 Other $37,560 $934 $38,496 NewPoint MSR & Servicing Book Note: All numbers in millions. 1. Included in commercial mortgage loans held for sale and derivative instruments on the balance sheet. 2. Represents the bridge book serviced for the Company's affiliates, including $4.4 billion of the $11.6 billion serviced for a wholly owned subsidiary; related revenue is eliminated in consolidation. FBRT 3Q 2026 Financial Update

Portfolio

B E N E F I T S T R E E T P A R T N E R S 14 Post-Rate Hike, 82% Pre-Rate Hike, 18% Senior, 99% Mezzanine, 1% Floating, 92% Fixed, 8% Multifamily, 83% Hospitality, 9% Industrial, 4% Office, 1% Other, 3% Texas, 24% Florida, 19% North Carolina, 12% Various, 7% Georgia, 7% New York, 6% Arizona, 4% South Carolina, 3% All Other, 18% Core Loan Portfolio Composition 1. Weighted average loan-to-value percentage (WA LTV) represents the weighted average ratio of the loan amount to the appraised value of the property at the time of origination. 2. Unpaid principal balance (UPB) represents the portion of the loan that has not yet been remitted to the lender. 3. Six risk rated 5 and one risk rated 4. Portfolio $4.1B total portfolio; 64.6% WA LTV (1) Portfolio Summary Rate Type Collateral Summary Collateral by Vintage Collateral by State 164 senior loans; average UPB (2) of $24M 11 mezzanine loans; average UPB (2) of $5M 7 non-performing loans (3) Portfolio Overview

B E N E F I T S T R E E T P A R T N E R S 15 Southeast, 81% Southwest, 13% Far West, 3% Mideast, 3% Multifamily, 97% Hospitality, 3% Florida, 57% North Carolina, 15% Arizona, 7% Texas, 6% South Carolina, 6% Tennessee, 3% California, 3% New Jersey, 3% By Region By State 17 loans; $249 million total commitment ($248 million of initial funding / $1 million of future funding) 2.66% weighted average spread; 6.57% all-in coupon (1) 0.9% and 0.1% weighted average origination and exit fees, respectively By Collateral Core Originations in the Quarter Portfolio Overview Note: Charts shown above are based on the initial funding/unpaid principal balance of the newly originated loans. 1. All-in coupon based on 9/30/26 SOFR indices.

Portfolio

# Core Portfolio - Watch List Loans (Risk Rating 4&5)

| Investment | Loan Type | Investment Date | Default Date | Non-Performing | Collateral | Loan Purpose | Location | Loan Risk Rating |
|---|---|---|---|---|---|---|---|---|
| 276-Unit Apartment Community | Floating Rate Senior Loan | Q2 2022 | Q1 2026 | Yes | Multifamily | Acquisition | Charlotte, NC | 5 |
| 184-Unit Apartment Community | Floating Rate Senior Loan | Q4 2021 | None | Yes | Multifamily | Acquisition | Glendale, AZ | 5 |
| 172-Unit Apartment Community | Floating Rate Senior Loan | Q1 2022 | None | Yes | Multifamily | Acquisition | Tempe, AZ | 5 |
| 344-Unit Apartment Community | Fixed Rate Senior Loan | Q4 2022 | Q3 2026 | Yes | Multifamily | Acquisition | San Antonio, TX | 5 |
| Suburban Office Park | Floating Rate Senior Loan | Q4 2019 | None | No | Office | Acquisition | Alpharetta, GA | 5 |
| 176-Unit Apartment Community | Floating Rate Senior Loan | Q2 2022 | None | Yes | Multifamily | Acquisition | Fort Worth, TX | 5 |
| 197-Unit Multifamily Portfolio | Floating Rate Senior Loan | Q3 2021 | Q3 2026 | Yes | Multifamily | Acquisition | Warner Robins, GA | 5 |
| 352-Unit Apartment Community | Fixed Rate Senior Loan | Q1 2024 | None | No | Multifamily | Acquisition | San Antonio, TX | 4 |
| 476-Unit Apartment Community | Floating Rate Senior Loan | Q1 2021 | None | No | Multifamily | Acquisition | Austin, TX | 4 |
| 651-Unit Multifamily Portfolio | Floating Rate Senior Loan | Q3 2021 | None | No | Multifamily | Acquisition | Dallas, TX | 4 |
| 279-Key Full Service Hotel | Fixed Rate Senior Loan | Q3 2024 | None | No | Hospitality | Acquisition | Dallas, TX | 4 |
| 224-Unit Apartment Community | Fixed Rate Senior Loan | Q3 2025 | None | No | Multifamily | Acquisition | San Antonio, TX | 4 |
| 236-Unit Apartment Community | Fixed Rate Senior Loan | Q4 2025 | Q3 2026 | Yes | Multifamily | Acquisition | Lubbock, TX | 4 |

Note: Watch list loans are loans with a risk rating of 4 or 5.

BENEFIT STREET PARTNERS | 16

Portfolio

# Foreclosure Real Estate Owned ("REO")

| Investment | Loan Investment Date | Foreclosure / Deed-In-Lieu Date | Collateral Type | Collateral Detail | Location |
|---|---|---|---|---|---|
| CBD Office Complex | Q1 2020 | Q3 2023 | Office | 124k Square Foot Office Complex | Portland, OR |
| 297-Unit Apartment Community | Q3 2022 | Q2 2026 | Multifamily | 297-Unit, Garden Style Apartment Community | Huntersville, NC |
| 426-Unit Apartment Community | Q2 2018 | Q2 2024 | Multifamily | 426-Unit, High Rise Apartment Community | Cleveland, OH |
| CBD Office Complex | Q1 2021 | Q1 2025 | Office | 301k Square Foot Office Complex | Denver, CO |
| 249-Unit Apartment Community | Q1 2021 | Q2 2025 | Multifamily | 249-Unit, Garden Style Apartment Community | Austin, TX |
| 272-Unit Apartment Community | Q2 2022 | Q4 2025 | Multifamily | 272-Unit, Garden Style Apartment Community | Fort Worth, TX |
| 264-Unit Apartment Community | Q4 2021 | Q3 2026 | Multifamily | 264-Unit, Garden Style Apartment Community | Durham, NC |
| 192-Unit Apartment Community | Q4 2021 | Q3 2026 | Multifamily | 192-Unit, Garden Style Apartment Community | Durham, NC |
| 848-Unit Apartment Community | Q1 2021 | Q3 2026 | Multifamily | 848-Unit, Garden Style Apartment Community | Garland, TX |
| 324-Unit Apartment Community | Q2 2025 | Q3 2026 | Multifamily | 324-Unit, Garden Style Apartment Community | Houston, TX |

BENEFIT STREET PARTNERS 17

Appendix

Appendix

# Core Portfolio – FBRT Portfolio Details – Top 15 Loans

| Loan | Loan Type | Origination Date | Par Value | Amortized Cost | Spread | Effective Yield (1) | Fully Extended Maturity | State | Collateral Type | As-is LTV (2) |
|---|---|---|---|---|---|---|---|---|---|---|
| Loan 1 | Senior Loan | 5/10/24 | 117 | 116 | + 2.50% | 6.41% | 5/9/29 | Connecticut | Multifamily | 50.7% |
| Loan 2 | Senior Loan | 2/9/23 | 94 | 94 | + 4.00% | 8.00% | 5/9/28 | Various | Hospitality | 53.6% |
| Loan 3 | Senior Loan | 10/28/25 | 93 | 92 | + 2.30% | 6.21% | 11/9/30 | Various | Multifamily | 72.1% |
| Loan 4 | Senior Loan | 8/20/26 | 78 | 77 | + 2.75% | 6.66% | 9/9/31 | Florida | Multifamily | 72.5% |
| Loan 5 | Senior Loan | 2/10/22 | 76 | 76 | + 3.20% | 7.11% | 2/9/27 | Florida | Multifamily | 74.5% |
| Loan 6 | Senior Loan | 2/9/26 | 73 | 73 | + 3.50% | 7.41% | 2/9/31 | Florida | Multifamily | 62.9% |
| Loan 7 | Senior Loan | 9/6/24 | 73 | 73 | + 2.75% | 6.66% | 9/9/27 | Florida | Multifamily | 72.7% |
| Loan 8 | Senior Loan | 2/29/24 | 67 | 67 | + 3.25% | 7.25% | 3/9/29 | Florida | Multifamily | 58.7% |
| Loan 9 | Senior Loan | 4/1/26 | 68 | 67 | + 2.25% | 6.16% | 4/9/31 | North Carolina | Multifamily | 93.9% |
| Loan 10 | Senior Loan | 6/14/22 | 64 | 64 | + 3.45% | 7.36% | 6/9/27 | Georgia | Multifamily | 71.6% |
| Loan 11 | Senior Loan | 1/24/25 | 60 | 60 | + 2.00% | 5.91% | 2/9/30 | Texas | Multifamily | 86.7% |
| Loan 12 | Senior Loan | 2/12/25 | 57 | 56 | 4.75% | 4.75% | 2/9/29 | Texas | Multifamily | 88.6% |
| Loan 13 | Senior Loan | 11/1/24 | 54 | 54 | + 2.95% | 6.86% | 11/9/29 | Georgia | Multifamily | 71.1% |
| Loan 14 | Senior Loan | 3/15/22 | 54 | 54 | + 3.50% | 7.41% | 10/9/26 | Arizona | Industrial | 70.1% |
| Loan 15 | Senior Loan | 11/25/25 | 51 | 51 | + 2.30% | 6.21% | 12/9/30 | Colorado | Multifamily | 67.7% |
| Loans 16 - 175 | Senior & Mezz Loans | Various | 2,973 | 2,966 | + 3.32% | 7.31% | Various | Various | Various | 62.8% |
| **Total/Wtd. avg.** | | | **$4,052** | **$4,040** | **+ 3.18%** | **7.15%** | **2.6 years** | | | **64.6%** |
| | | | | | | | | | | |
| **Average Loan Size** | | | **$23** | **$23** | | | | | | |

Note: All numbers in millions.

1. Effective Yield defined as: (1) current spread of the loan plus (2) the greater of any applicable index or index floor.
2. As-is loan to value percentage is from metrics at origination. Predevelopment construction loans at origination will not have an LTV and therefore is nil

BENEFIT STREET PARTNERS 19

B E N E F I T S T R E E T P A R T N E R S 20 Average risk rating was 2.4 for the quarter (no change from previous quarter) Core Portfolio – Risk Ratings Note: Principal balance in millions. Watch list loans are loans with a risk rating of 4 or 5. Appendix Risk Ratings Risk Rating Principal Balance - $2,966 $752 $141 $193 Loan Count, 2Q26 - 136 24 7 5 (+) Addition - 17 4 4 3 (-) Reduction - (13) (6) (5) (1) Loan Count, 3Q26 - 140 22 6 7 Change QoQ - 4 (2) (1) 2 Non-Performing - - - 1 6 Watch List - - - 6 7 0.0% 73.2% 18.6% 3.5% 4.7% 1 2 3 4 5

B E N E F I T S T R E E T P A R T N E R S 21 $0.00 - $0.01 $0.02 $0.03 9/30/2026 +0.50% +1.00% +1.50% +2.00% Change in Floating Base Rate Indices Core Portfolio – Earnings Sensitivity Note: Reflects earnings impact of an increase or decrease in the floating-rate indices referenced by our portfolio, assuming no change in credit spreads, portfolio composition or asset performance. Appendix Annual EPS Sensitivity on Index Rates As of 9/30/26 1M SOFR: 3.91% As of 10/15/26 1M SOFR: 3.97%

B E N E F I T S T R E E T P A R T N E R S 22 $218 $761 $723 $1,070 $646 $634 2026 Remainder 2027 2028 2029 2030 2031 Core Portfolio – Fully Extended Maturities Note: All numbers in millions. Appendix Fully Extended Maturity by Year

B E N E F I T S T R E E T P A R T N E R S 23 Multifamily 95% Hospitality 3% All Other 2% Core Portfolio – Allowance For Loan Loss Note: All numbers in millions. Allowance for loan loss above includes future funding. Appendix Total Allowance for Credit Loss by Collateral Type 2Q26 Provision/ (Benefit) Write offs 3Q26 UPB As % of Total UPB General CECL Allowance $36.8 ($1.0) - $35.8 $3,880 0.9% Specific CECL Allowance 17.8 38.7 (20.2) 36.3 $172 0.9% Total Allowance for Credit Losses $54.7 $37.7 ($20.2) $72.1 $4,052 1.8% As % of Total UPB 1.3% 0.9% -0.5% 1.8%

Appendix

# GAAP Net Income to Distributable Earnings Reconciliation

| | 3Q'26 | 2Q'26 | 1Q'26 | 4Q'25 |
|---|---|---|---|---|
| **GAAP Net Income (Loss)** | **(27.0)** | **16.3** | **12.3** | **18.4** |
| **Adjustments:** | | | | |
| Unrealized (Gain) / Loss [1] | 12.5 | (6.5) | 3.2 | 1.8 |
| Subordinated Performance Fee [2] | - | - | - | (0.3) |
| Non-Cash Compensation Expense | 1.5 | 3.4 | 3.1 | 3.3 |
| Depreciation & Amortization, net | 2.2 | 1.9 | 3.4 | 3.4 |
| (Reversal of) / Provision for Credit Loss | 43.1 | 7.2 | 11.4 | (7.9) |
| (Gain) / Loss on Debt Extinguishment Reversal | (1.7) | 0.9 | - | 7.7 |
| Income from mortgage servicing rights | (8.7) | (3.9) | (6.7) | (8.8) |
| Amortization and write-offs of MSRs | 9.7 | 11.3 | 9.0 | 9.7 |
| Deferred tax adjustment | (6.4) | (0.3) | 0.7 | 3.0 |
| Change in net assets of consolidated VIE | (0.3) | - | - | - |
| Fair value adjustments on equity investments [3] | 0.9 | (0.2) | (10.4) | (2.6) |
| **Distributable Earnings before realized gain/(loss)** | **25.8** | **30.2** | **25.9** | **27.7** |
| Realized Gain / (Loss) on Debt Extinguishment | 1.7 | (0.9) | - | (7.7) |
| Realized Gain / (Loss) Adjustment on Loans and REO [4] | (24.2) | (1.0) | (12.3) | (2.2) |
| **Distributable Earnings** | **3.3** | **28.3** | **13.5** | **17.9** |
| 7.5% Series E Cumulative Redeemable Preferred Stock Dividend | (4.8) | (4.8) | (4.8) | (4.8) |
| Noncontrolling Interests Net (Income) / Loss | 0.4 | (0.7) | (0.3) | (0.7) |
| Noncontrolling Interests Net (Income) / Loss DE Adjustments | (0.5) | 0.6 | 0.2 | (0.5) |
| **Distributable Earnings to Common** | **(1.7)** | **23.4** | **8.6** | **11.8** |
| Average Common Stock & Common Stock Equivalents [5] | $1,253.0 | $1,297.7 | $1,340.9 | $1,370.0 |
| GAAP Net Income / (Loss) ROE | (10.1%) | 3.3% | 2.1% | 3.8% |
| Distributable Earnings ROE to common | (0.5%) | 7.2% | 2.6% | 3.5% |
| GAAP Net Income / (Loss) Earnings Per Share, Diluted | ($0.41) | $0.12 | $0.07 | $0.13 |
| Fully Converted Weighted Average Shares Outstanding [6] | 87,725,406 | 91,748,980 | 95,257,000 | 96,607,015 |
| GAAP Net Income / (Loss) Earnings Per Share, Fully Converted [6] | ($0.36) | $0.13 | $0.08 | $0.13 |
| Distributable Earnings Per Share, Fully Converted [6] | ($0.02) | $0.25 | $0.09 | $0.12 |
| Distributable Earnings Per Share before realized gain/(loss), Fully Converted [6] | $0.24 | $0.28 | $0.22 | $0.22 |

Note: All numbers in millions except share and per share data. Totals may not sum due to rounding.

1. Represents unrealized gains and losses on (i) commercial mortgage loans, held for sale, measured at fair value, (ii) other real estate investments, measured at fair value and (iii) derivatives.
2. Represents accrued and unpaid subordinated performance fee. In addition, reversal of subordinated performance fee represents cash payment obligations in the quarter.
3. Represents non-cash (income) loss from equity method investments, net of cash received as return on capital for the quarter.
4. Represents amounts deemed nonrecoverable upon a realization event, which is generally at the time a loan is repaid, or in the case of a foreclosure or other property, when the underlying asset is sold. Amounts may also be deemed non-recoverable if, in our determination, it is nearly certain the carrying amounts will not be collected or realized upon sale. Amount may be different than the GAAP basis. As of September 30, 2026, the Company has $13.8 million of GAAP loss adjustments and $9.9 million of GAAP gain adjustments that would run through distributable earnings if and when cash gains or losses are realized.
5. Represents the average of all classes of equity except the Series E Preferred Stock.
6. Fully Converted assumes conversion of our series of convertible preferred stock and OP Units along with full vesting of our outstanding equity compensation awards.

BENEFIT STREET PARTNERS | 24

Appendix

# Book Value Per Share & Shares Outstanding

## Book Value Per Share

| | September 30, 2026 |
|---|---|
| Stockholders' equity applicable to convertible common stock | $ 1,181,742 |
| Shares: | |
| Common stock | 75,608,720 |
| Restricted stock and restricted stock units | 1,437,163 |
| Series H convertible preferred stock | 5,370,498 |
| Class A OP Units | 467,637 |
| Total outstanding shares | **82,884,018** |
| Fully converted book value per share (1) | **$ 14.26** |

## Adjusted Book Value Per Share

| | September 30, 2026 |
|---|---|
| Stockholders' equity applicable to convertible common stock | $ 1,181,742 |
| Accumulated depreciation and amortization adjustment | 21,032 |
| MSR Fair Value adjustment | 51,010 |
| Adjusted Stockholders' equity applicable to convertible common stock | 1,253,784 |
| Shares: | |
| Common stock | 75,608,720 |
| Restricted stock and restricted stock units | 1,437,163 |
| Series H convertible preferred stock | 5,370,498 |
| Class A OP Units | 467,637 |
| Total outstanding shares | **82,884,018** |
| Adjusted fully converted book value per share (1) | **$ 15.13** |

Note: All numbers in thousands except per share and share data. Preferred stock values expressed in common stock equivalents.

1. Fully Converted book value per share assumed conversion of the Company's Series H preferred stock, OP Units and the vesting of the Company's unvested RSUs.

BENEFIT STREET PARTNERS 25

Appendix

# FBRT Income Statement

| | Three Months Ended September 30, 2026 | Three Months Ended September 30, 2025 |
|---|---|---|
| **Income** | | |
| Interest income | $ 84,218 | $ 106,167 |
| Less: Interest expense | 59,845 | 76,492 |
| Net interest income | 24,373 | 29,675 |
| Gain/(loss) on sales, including fee-based services, net | 20,717 | 29,423 |
| Mortgage servicing rights | 8,654 | 19,745 |
| Servicing revenue, net | 12,276 | 3,606 |
| Gain/(loss) on derivatives | 984 | (122) |
| Revenue from real estate owned | 7,933 | 7,222 |
| **Total income** | **$ 74,937** | **$ 89,549** |
| **Expenses** | | |
| Compensation and benefits | $ 27,532 | $ 34,434 |
| Asset management and subordinated performance fee | 5,865 | 6,082 |
| Acquisition expenses | 186 | 265 |
| Administrative services expenses | 2,912 | 3,455 |
| Professional fees | 4,742 | 9,334 |
| Other expenses | 11,367 | 14,052 |
| Depreciation and amortization | 2,238 | 3,432 |
| Share-based compensation | 1,208 | 2,237 |
| **Total expenses** | **$ 56,050** | **$ 73,291** |
| **Other income/(loss)** | | |
| (Provision)/benefit for credit losses | $ (43,105) | $ 569 |
| Realized gain/(loss) on real estate securities, available for sale | (888) | — |
| Realized gain/(loss) on extinguishment of debt | 1,699 | — |
| Gain/(loss) on other real estate investments | (12,826) | (2,116) |
| Income/(loss) from equity method investments | 45 | 6 |
| Income/(loss) from VIE's | 1,124 | — |
| **Total other income/(loss)** | **$ (53,951)** | **$ (1,541)** |
| Income/(loss) before taxes | (35,064) | 14,717 |
| (Provision)/benefit for income tax | 8,022 | 2,899 |
| **Net income/(loss)** | **$ (27,042)** | **$ 17,616** |
| Net (income)/loss attributable to non-controlling interest | 358 | (302) |
| **Net income/(loss) attributable to Franklin BSP Realty Trust, Inc.** | **$ (26,684)** | **$ 17,314** |
| Less: Preferred stock dividends | 5,915 | 6,749 |
| **Net income/(loss) applicable to common stock** | **$ (32,599)** | **$ 10,565** |
| | | |
| Basic earnings per share | $ (0.41) | $ 0.12 |
| Diluted earnings per share | $ (0.41) | $ 0.12 |
| Basic weighted average shares outstanding | 80,287,854 | 82,214,630 |
| Diluted weighted average shares outstanding | 80,756,562 | 90,600,581 |

BENEFIT STREET PARTNERS 26

Appendix

# FBRT Balance Sheet

| | | September 30, 2026 |
|---|---|---|
| **ASSETS** | | |
| Cash and cash equivalents | $ | 100,821 |
| Restricted cash | | 18,787 |
| Investment securities, held to maturity | | 24,781 |
| Commercial mortgage loans, held for investment, net of allowance for credit losses of $71,932 as of September 30, 2026 | | 3,967,590 |
| Commercial mortgage loans, held for sale, measured at fair value | | 373,181 |
| Real estate securities, available for sale, measured at fair value, amortized cost of $0 as of September 30, 2026 | | – |
| Mortgage servicing rights, net | | 201,178 |
| Accrued interest receivable | | 29,907 |
| Receivable for loan repayment | | 12,070 |
| Prepaid expenses and other assets | | 45,264 |
| Real estate owned, net of depreciation | | 259,713 |
| Real estate owned, held for sale | | 160,047 |
| Equity method investments | | 88,656 |
| Intangible assets, net of amortization | | 112,134 |
| Goodwill | | 92,048 |
| Derivative instruments, measured at fair value | | 17,702 |
| Loans eligible for repurchase | | – |
| Variable interest entity ("VIE") assets, measured at fair value | | 521,259 |
| **Total assets** | **$** | **6,025,138** |
| **LIABILITIES AND STOCKHOLDERS' EQUITY** | | |
| Collateralized loan obligations | $ | 2,856,873 |
| Repurchase agreements and revolving credit facilities - commercial mortgage loans | | 837,901 |
| Repurchase agreements - real estate securities | | 39,489 |
| Other financings | | 12,865 |
| Unsecured debt | | 161,392 |
| Mortgage note payable | | 24,186 |
| Allowance for loss sharing | | 24,602 |
| Accrued compensation | | 42,006 |
| Liability for loans eligible for repurchase | | – |
| Interest payable | | 14,837 |
| Distributions payable | | 21,431 |
| Accounts payable and accrued expenses | | 20,398 |
| Due to affiliates | | 12,561 |
| Derivative instruments, measured at fair value | | 16 |
| Other liabilities | | 21,053 |
| VIE liabilities, measured at fair value | | 493,393 |
| **Total liabilities** | **$** | **4,583,003** |
| **Commitments and Contingencies** | | |
| **Redeemable convertible preferred stock:** | | |
| Redeemable convertible preferred stock Series H, $0.01 par value, 20,000 authorized and 17,950 issued and outstanding as of September 30, 2026 | $ | 89,748 |
| **Total redeemable convertible preferred stock** | **$** | **89,748** |
| **Equity:** | | |
| Preferred stock, $0.01 par value; 100,000,000 shares authorized, 7.5% Cumulative Redeemable Preferred Stock, Series E, 10,329,039 shares issued and outstanding as of September 30, 2026 | $ | 258,742 |
| Common stock, $0.01 par value, 900,000,000 shares authorized, 75,881,209 shares issued and outstanding as of September 30, 2026 | | 755 |
| Additional paid-in capital | | 1,561,187 |
| Accumulated other comprehensive income/(loss) | | – |
| Accumulated deficit | | (474,452) |
| **Total stockholders' equity** | **$** | **1,346,232** |
| Non-controlling interest | | 6,155 |
| **Total equity** | **$** | **1,352,387** |
| **Total liabilities, redeemable convertible preferred stock and equity** | **$** | **6,025,138** |

BENEFIT STREET PARTNERS 27

B E N E F I T S T R E E T P A R T N E R S 28 Definitions Distributable Earnings and Distributable Earnings to Common Distributable Earnings is a non-GAAP measure, which the Company defines as GAAP net income (loss), adjusted for (i) non-cash CLO amortization acceleration and amortization over the expected useful life of the Company's CLOs, (ii) unrealized gains and losses on loans and derivatives, including CECL reserves and impairments, net of realized gains and losses, as described further below, (iii) non-cash equity compensation expense, (iv) depreciation and amortization, (v) subordinated performance fee accruals/(reversal), (vi) realized gains and losses on debt extinguishment and CLO calls, (vii) non-cash income from mortgage servicing rights, and (viii) certain other non-cash items. Distributable Earnings before realized losses, a non-GAAP measure, presents Distributable Earnings gross of realized gain (loss) on debt extinguishment and realized gain (loss) on loans and real estate owned. Further, Distributable Earnings to Common, a non-GAAP measure, presents Distributable Earnings net of (x) perpetual preferred stock dividend payments and (y) non-controlling interests in joint ventures. As noted above, we exclude unrealized gains and losses on loans and other investments, including CECL reserves and impairments, from our calculation of Distributable Earnings and include realized gains and losses. The nature of these adjustments is described more fully in the footnotes to our reconciliation tables. GAAP loan loss reserves and any property impairment losses have been excluded from Distributable Earnings consistent with other unrealized losses pursuant to our existing definition of Distributable Earnings. We expect to only recognize such potential credit or property impairment losses in Distributable Earnings if and when such amounts are deemed nonrecoverable upon a realization event. This is generally at the time a loan is repaid, or in the case of a foreclosure or other property, when the underlying asset is sold. Amounts may also be deemed non-recoverable if, in our determination, it is nearly certain the carrying amounts will not be collected or realized. The realized loss amount reflected in Distributable Earnings will generally equal the difference between the cash received and the Distributable Earnings basis of the asset. The timing of any such loss realization in our Distributable Earnings may differ materially from the timing of the corresponding loss reserves, charge-offs or impairments in our consolidated financial statements prepared in accordance with GAAP. The Company believes that Distributable Earnings, Distributable Earnings before realized losses and Distributable Earnings to Common provide meaningful information to consider in addition to the disclosed GAAP results. The Company believes Distributable Earnings, Distributable Earnings before realized losses and Distributable Earnings to Common are useful financial metrics for existing and potential future holders of its common stock as historically, over time, Distributable Earnings to Common has been an indicator of common dividends per share. As a REIT, the Company generally must distribute annually at least 90% of its taxable income, subject to certain adjustments, and therefore believes dividends are one of the principal reasons stockholders may invest in its common stock. Further, Distributable Earnings to Common helps investors evaluate performance excluding the effects of certain transactions and GAAP adjustments that the Company does not believe are necessarily indicative of current loan portfolio performance and the Company's operations and is one of the performance metrics the Company's board of directors considers when dividends are declared. Distributable Earnings, Distributable Earnings before realized losses and Distributable Earnings to Common do not represent net income (loss) and should not be considered as an alternative to GAAP net income (loss). The methodology for calculating Distributable Earnings, Distributable Earnings before realized losses and Distributable Earnings to Common may differ from the methodologies employed by other companies and thus may not be comparable to the Distributable Earnings reported by other companies.

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